UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced Government Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1 – Report to Stockholders

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Enhanced Government Fund, Inc. (EGF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Section 19(a) Notice

BlackRock Enhanced Government Fund, Inc.’s (EGF) (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2013
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
EGF	$0.205597	—	$0.119403	$0.325000	63%	0%	37%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.065 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

2	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	3

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“	Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR FUND REPORT

Option Over-Writing

In general, the goal of the Fund is to provide shareholders with current income and gains. The Fund seeks to pursue this goal primarily by investing in a portfolio of US Government and US Agency securities and utilizing an option over-write strategy in an effort to enhance distribution yield and total return performance. However, these objectives cannot be achieved in all market conditions.

The Fund writes call options on individual US Government and US Agency securities or on baskets of such securities or on interest rate swaps (“swaptions”), and may write call options on other debt securities. When writing (selling) a call option, the Fund grants the counterparty the right to buy an underlying reference security or enter into a defined transaction (e.g., a swap contract, in the case of the swaption) at an agreed-upon price (“strike price”) within an agreed upon time period. The Fund receives cash premiums from the counterparties upon writing (selling) the option or swaption, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Fund. During the option term, the counterparty will elect to exercise the option if the market value of the underlying reference security or underlying contract rises above the strike price, and the Fund will be obligated to sell the security or contract to the counterparty at the strike price, realizing a gain or loss. If the option remains unexercised upon its expiration, the Fund will realize gains equal to the premiums received.

Writing call options and swaptions entails certain risks, which include but are not limited to, the following: an increase in the value of the underlying security above the strike price can result in the exercise of a written option (sale by the Fund to the counterparty) when the Fund might not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss realized by the Fund; writing call options and swaptions limits the potential appreciation on the underlying interest rate swap or security and the yield on the Fund could decline; if current market interest rates fall below the strike price, the counterparty could exercise a written swaption when the Fund might not otherwise have entered into an interest rate swap; the Fund is bound by the terms of the underlying interest rate swap agreement upon exercise of the option by the counterparty which can result in a loss to the Fund in excess of the premium received. As such, an option over-write strategy may outperform the general fixed income market in rising or flat interest rate environments (when bond prices are steady or falling) but underperform in a falling interest rate environment (when bond prices are rising).

The Fund employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Fund. Such distributions, under certain circumstances, may exceed the Fund’s total return performance. When total distributions exceed total return performance for the period, the excess will reduce the Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and/or reducing the amount of assets the Fund has available for long-term investment. In order to make these distributions, the Fund may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Fund’s annual report to shareholders. Distributions will be characterized as ordinary income, capital gains and/or return of capital. The Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed the Fund’s taxable income but do not exceed the Fund’s current and accumulated earnings and profits may be classified as ordinary income, which is taxable to shareholders.

A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

The Fund intends to write call options to varying degrees depending upon market conditions. Please refer to the Schedule of Investments and the Notes to Financial Statements for details of written swaptions.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	5

Fund Summary as of June 30, 2013

Fund Overview

The Fund’s investment objective is to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of US Government securities and US Government Agency securities, including US Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of US Government securities, US Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended June 30, 2013, the Fund returned (7.42)% based on market price and (1.87)% based on net asset value (“NAV”). For the same period, the BofA Merrill Lynch 1-3 Year US Treasury Index returned 0.00% and the Citigroup Government/Mortgage Index posted a return of (2.00)%. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.

What factors influenced performance?

• The Fund’s performance is reviewed on an absolute basis due to the unique strategy of the Fund, which entails writing call options on individual or baskets of US government securities or interest rates. The index returns listed above are for reference purposes only as these indices do not utilize an option writing strategy.

• The Fund’s allocations to agency mortgage-backed securities (“MBS”) and corporate bonds were the largest detractors from performance as concerns about the US Federal Reserve tapering its bond-buying stimulus program caused spreads to widen significantly in these sectors. The Fund’s duration profile (sensitivity to interest rate movements) had a negative impact on returns as interest rates generally moved higher during the period.

• Conversely, the Fund’s yield curve positioning had a positive impact on performance.

• The Fund utilized interest rate swaps as a hedge against long US Treasury positions and as a means to manage duration, spread exposure and yield curve positioning. During the period, the use of swaps was a contributor to performance as spreads on 30-year swaps widened. The use of swaps continues to be an efficient interest rate management tool and should be viewed in the context of their overall contribution to risk reduction as well as performance.

• As part of its principal investment strategy, the Fund writes covered calls on interest rates to generate income while dampening the level of portfolio volatility. Covered calls contributed positively to performance for the period. The Fund took advantage of the relatively low interest rate environment to purchase US Treasury securities and write additional call options to generate incremental yield.

Describe recent portfolio activity.

• The Fund tactically traded its yield curve positioning throughout the period, while maintaining a flattening bias in the short end of the curve. As discussed above, the Fund purchased Treasuries and wrote additional call options to generate incremental yield.

Describe portfolio positioning at period end.

• The Fund’s call-writing strategy has the effect of reducing overall portfolio duration, which stood at 2.30 years at the end of the period. The Fund continued to maintain a high degree of liquidity through a core exposure to government-owned and government-related debt. The largest allocations in the Fund continued to be US agency MBS and US Treasuries. The Fund also maintained limited exposure to a diversified basket of non-government spread sectors, including commercial mortgage-backed securities, asset-backed securities, non-agency residential MBS and corporate credit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	EGF
Initial Offering Date	October 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2013 ($14.16)[1]	5.51%
Current Monthly Distribution per Common Share[2]	$0.0650
Current Annualized Distribution per Common Share[2]	$0.7800
Economic Leverage as of June 30, 2013[3]	26%
[1]	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See the Section 19(a) Notice on page 2 for the estimated actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

Market Price and Net Asset Value Per Share Summary

	6/30/13	12/31/12	Change	High	Low
Market Price	$14.16	$15.63	(9.40)%	$15.95	$13.93
Net Asset Value	$15.47	$16.11	(3.97)%	$16.11	$15.38

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	6/30/13	12/31/12
US Government Sponsored Agency Securities	60%	60%
US Treasury Obligations	34	34
Asset-Backed Securities	3	2
Preferred Securities	2	2
Non-Agency Mortgage-Backed Securities	1	1
Municipal Bonds	—	1

Credit Quality Allocation[4]	6/30/13	12/31/12
AAA/Aaa[5]	97%	96%
AA/Aa	1	1
A	—	1
BBB/Baa	1	1
BB/Ba	1	1
[4]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
[5]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.
BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $130 million earns income based on long-term interest rates. In this case, the interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue senior securities representing indebtedness up to 33 1⁄3% of its total managed assets (the Fund’s net assets plus the proceeds of any outstanding borrowings used for leverage). If the Fund segregates liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, the Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of June 30, 2013, the Fund had aggregate economic leverage of 26% from reverse repurchase agreements as a percentage of its total managed assets.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, options, swaps and foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, equity and/or foreign currency exchange rate risk. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	(Percentages shown are based on Net Assets)
Asset-Backed Securities	Par (000)	Value
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M2, 0.63%, 3/25/35 (a)	$1,914	$1,902,498
Motor Plc, Series 12A, Class A1C, 1.29%, 2/25/20 (b)	252	252,459
Securitized Asset-Backed Receivables LLC Trust (a):
Series 2005-0P1, Class M2, 0.64%, 1/25/35	1,926	1,719,991
Series 2005-OP2, Class M1, 0.62%, 10/25/35	1,025	856,996
Total Asset-Backed Securities — 3.1%		4,731,944

Corporate Bonds
Energy Equipment & Services — 0.3%
Transocean, Inc.:
4.95%, 11/15/15	295	316,414
5.05%, 12/15/16	50	54,371
6.00%, 3/15/18	60	67,238
Total Corporate Bonds — 0.3%		438,023

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.0%
Bank of America Mortgage Securities, Inc., Series 2003-J, Class 2A1, 3.18%, 11/25/33 (a)	204	200,431
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 0.93%, 11/25/34 (a)	291	282,735
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.46%, 10/25/35 (a)	1,348	1,122,793
		1,605,959
Commercial Mortgage-Backed Securities — 0.3%
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A2, 5.80%, 12/10/49 (a)	156	155,330
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A2, 5.59%, 9/15/40	359	357,828
		513,158
Interest Only Collateralized Mortgage Obligations — 0.1%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	395	98,003
Total Non-Agency Mortgage-Backed Securities — 1.4%		2,217,120

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.4%
ZFS Finance (USA) Trust V, 6.50%, 5/09/37 (a)(b)	504	536,760
Electric Utilities — 1.3%
PPL Capital Funding, Inc., 6.70%, 3/30/67 (a)	2,000	2,065,000
Total Capital Trusts — 1.7%		2,601,760
Trust Preferreds	Shares	Value
Capital Markets — 1.3%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	80,000	$1,956,767
Total Preferred Securities — 3.0%		4,558,527

US Government Sponsored Agency Securities	Par (000)
Agency Obligations — 2.6%
Federal Farm Credit Bank, 4.55%, 6/08/20	$3,500	4,012,942
Collateralized Mortgage Obligations — 10.9%
Ginnie Mae Mortgage-Backed Securities, Class C (a):
Series 2005-87, 4.98%, 9/16/34	5,683	5,922,224
Series 2006-3, 5.24%, 4/16/39	10,000	10,741,520
		16,663,744
Interest Only Collateralized Mortgage Obligations — 2.8%
Fannie Mae Mortgage-Backed Securities:
Series 2010-126, Class UI, 5.50%, 10/25/40	2,793	332,933
Series 2012-47, Class NI, 4.50%, 4/25/42	2,562	478,179
Series 2012-96, Class DI, 4.00%, 2/25/27	3,495	425,636
Series 2012-M9, Class X1, 4.07%, 12/25/17 (a)	5,842	868,695
Ginnie Mae Mortgage-Backed Securities (a):
Series 2006-30, Class IO, 0.33%, 5/16/46	3,122	97,140
Series 2009-78, Class SD, 6.01%, 9/20/32	2,902	481,390
Series 2009-116, Class KS, 6.28%, 12/16/39	1,515	209,694
Series 2011-52, Class NS, 6.48%, 4/16/41	7,916	1,463,998
		4,357,665
Mortgage-Backed Securities — 60.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/28	8,895	8,957,857
3.00%, 6/01/42–4/01/43	8,772	8,582,916
3.50%, 8/01/26–6/01/42	15,202	15,739,972
4.00%, 4/01/24–2/01/41	20,525	21,529,893
4.50%, 4/01/39–8/01/40	14,606	15,756,473
5.00%, 11/01/33–2/01/40	9,194	9,999,830
5.50%, 10/01/23–9/01/36 (c)	8,998	9,844,808
6.00%, 2/01/36–3/01/38	2,162	2,351,298
Freddie Mac Mortgage-Backed Securities, 4.50%, 5/01/34	284	300,020
Ginnie Mae Mortgage-Backed Securities, 5.00%, 11/15/35	15	16,537
		93,079,604
Total US Government Sponsored Agency Securities — 77.1%		118,113,955

US Treasury Obligations
US Treasury Bonds:
6.63%, 2/15/27	2,000	2,848,124
5.38%, 2/15/31	2,000	2,605,312
3.88%, 8/15/40 (d)	12,000	12,971,256

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	LIBOR TBA	London Interbank Offered Rate To Be Announced

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
US Treasury Obligations	Par (000)	Value
US Treasury Bonds (concluded):
4.38%, 5/15/41	$10,000	$11,728,120
3.75%, 8/15/41 (d)	10,000	10,557,810
US Treasury Notes:
0.25%, 1/31/14	300	300,223
0.38%, 11/15/15 (d)	10,000	9,978,120
0.75%, 6/30/17 (d)	4,000	3,950,000
3.13%, 5/15/21 (d)	10,000	10,738,280
1.75%, 5/15/22 (d)	2,000	1,907,032
Total US Treasury Obligations — 44.1%		67,584,277
Total Long-Term Investments (Cost — $194,593,524) — 129.0%		197,643,846

Short-Term Securities	Shares
Short-Term Securities — 4.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (e)(f)	6,070,547	6,070,547
Total Short-Term Securities (Cost — $6,070,547) — 4.0%		6,070,547
Total Investments Before TBA Sale Commitments and Options Written (Cost — $200,664,071) — 133.0%		203,714,393
TBA Sale Commitments (g)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities, 5.50%, 7/15/43	$6,100	$(6,625,172)
Total TBA Sale Commitments (Proceeds — $6,620,344) — (4.3)%		(6,625,172)

Options Written
(Premiums Received — $705,000) — (0.7)%		(1,034,217)
Total Investments, Net of TBA Sale Commitments and Options Written — 128.0%		196,055,004
Liabilities in Excess of Other Assets — (28.0)%		(42,942,863)
Net Assets — 100.0%		$153,112,141

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with swaps.
(d)	All or a portion of securities with an aggregate market value of $50,102,498 have been pledged for open reverse repurchase agreements.
(e)
Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,928,321	(4,857,774)	6,070,547	$2,489

(f)	Represents the current yield as of report date.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2013 were as follows:

Counterparty	Value	Unrealized Depreciation
Deutsche Bank Securities, Inc	$(6,625,172)	$(4,828)

See Notes to Financial Statements.

10	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)

•	Reverse repurchase agreements outstanding as of June 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.22%	4/02/13	Open	$11,425,000	$11,427,095
Credit Suisse Securities (USA) LLC	0.22%	4/02/13	Open	14,010,000	14,013,517
Deutsche Bank Securities, Inc.	0.21%	4/02/13	Open	4,030,000	4,032,116
Merrill Lynch, Pierce, Fenner & Smith	0.14%	4/25/13	Open	2,047,500	2,048,033
Merrill Lynch, Pierce, Fenner & Smith	0.14%	4/25/13	Open	11,500,000	11,502,996
Credit Suisse Securities (USA) LLC	0.07%	5/13/13	Open	5,012,500	5,012,978
Credit Suisse Securities (USA) LLC	0.13%	6/18/13	Open	5,000,000	5,000,235

Total				$53,025,000	$ 53,036,970

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
10	10-Year US Treasury Note	Chicago Board of Trade	September 2013	$1,265,625	$(27,959)

•	Over-the-counter interest rate swaptions written as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
2-Year Interest Rate Swap	Credit Suisse International	Call	0.53%	Pays	6-month LIBOR	7/29/13	50,000	$(50,542)
5-Year Interest Rate Swap	Credit Suisse International	Call	1.60%	Pays	3-month LIBOR	7/29/13	50,000	(293,690)
10-Year Interest Rate Swap	Credit Suisse International	Call	2.73%	Pays	3-month LIBOR	7/29/13	30,000	(360,933)
30-Year Interest Rate Swap	Credit Suisse International	Call	3.45%	Pays	3-month LIBOR	7/29/13	15,000	(329,052)
Total								$ (1,034,217)

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.29%[1]	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/30/23	$880	$31,353
5.96%[1]	3-Month LIBOR	Deutsche Bank AG	12/27/37	$23,900	(10,491,666)

Total					$(10,460,313)
[1]	Fund pays a fixed interest rate and receives floating rate.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	11

Schedule of Investments (concluded)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,731,944	—	$4,731,944
Corporate Bonds	—	438,023	—	438,023
Non-Agency Mortgage-Backed Securities	—	2,217,120	—	2,217,120
Preferred Securities	—	4,558,527	—	4,558,527
US Government Sponsored Agency Securities	—	118,113,955	—	118,113,955
US Treasury Obligations	—	67,584,277	—	67,584,277
Short-Term Securities	$6,070,547	—	—	6,070,547
Liabilities:
Investments:
TBA Sale Commitments	—	(6,625,172)	—	(6,625,172)
Total	$6,070,547	$191,018,674	—	$197,089,221

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	—	$31,353	—	$31,353
Liabilities:
Interest rate contracts	$(27,959)	(11,525,883)	—	(11,553,842)
Total	$(27,959)	$(11,494,530)	—	$(11,522,489)
[1]	Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabiities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30,2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$223,384	—	—	$223,384
Cash pledged for financial futures contracts	14,000	—	—	14,000
Cash pledged as collateral for reverse repurchase agreements	2,497,000	—	—	2,497,000
Cash pledged as collateral for swaps	10,390,000	—	—	10,390,000
Cash pledged as collateral for centrally cleared swaps	40,000	—	—	40,000
Liabilities:
Reverse repurchase agreements	—	$(53,025,000)	—	(53,025,000)
Total	$13,164,384	$(53,025,000)	—	$(39,860,616)

As of January 1, 2013, the Fund valued certain equity securities using unadjusted price quotations from an exchange. As of June 30, 2013, the Fund used other observable inputs in determining the value of the same securities. As a result, investments with a beginning of period value of $1,991,200 transferred from Level 1 to Level 2 in the disclosure hierarchy.

See Notes to Financial Statements.

12	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Statement of Assets and Liabilities
June 30, 2013 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $194,593,524)	$197,643,846
Investments at value — affiliated (cost — $6,070,547)	6,070,547
Cash	223,384
Cash pledged for financial futures contracts	14,000
Cash pledged as collateral for swaps	10,390,000
Cash pledged for centrally cleared swaps	40,000
Cash pledged as collateral for reverse repurchase agreements	2,497,000
TBA sale commitments receivable	6,633,391
Interest receivable	1,050,462
Swaps receivable	733
Foreign currency at value (cost — $742)	751
Variation margin receivable — centrally cleared swaps	433
Swap premiums paid	15
Prepaid expenses	3,096
Total assets	224,567,658

Liabilities
Reverse repurchase agreements	53,036,970
Unrealized depreciation on swaps	10,491,666
TBA sale commitments at value (proceeds — $6,620,344)	6,625,172
Options written at value (premiums received — $705,000)	1,034,217
Investment advisory fees payable	132,208
Income dividends payable	29,155
Swaps payable	15,821
Officer’s and Directors’ fees payable	5,367
Variation margin payable	831
Other accrued expenses payable	84,110
Total liabilities	71,455,517
Net Assets	$153,112,141

Net Assets Consist of
Paid-in capital	$170,223,577
Distributions in excess of net investment income	(1,544,398)
Accumulated net realized loss	(7,795,052)
Net unrealized appreciation/depreciation	(7,771,986)
Net Assets	$153,112,141

Net Asset Value
Based on net assets of $153,112,141 and 9,899,677 shares outstanding, 200 million shares authorized, $0.10 par value	$15.47

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	13

Statement of Operations
Six Months Ended June 30, 2013 (Unaudited)
Investment Income
Interest	$3,340,904
Income — affiliated	2,489
Total income	3,343,393

Expenses
Investment advisory	876,517
Professional	36,545
Accounting services	19,530
Transfer agent	18,325
Custodian	12,024
Printing	10,875
Officer and Directors	6,948
Registration	4,542
Miscellaneous	12,591
Total expenses excluding interest expense	997,897
Interest expense	45,137
Total expenses	1,043,034
Less fees waived by Manager	(16,117)
Total expenses after fees waived	1,026,917
Net investment income	2,316,476

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	33,707
Financial futures contracts	(784)
Foreign currency transactions	275
Options written	618,150
Swaps	(670,272)
(18,924)
Net change in unrealized appreciation/depreciation on:
Investments	(9,100,357)
Financial futures contracts	(27,959)
Foreign currency translations	(53)
Options written	(384,967)
Swaps	4,080,479
(5,432,857)
Total realized and unrealized loss	(5,451,781)
Net Decrease in Net Assets Resulting from Operations	$(3,135,305)

See Notes to Financial Statements.

14	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations
Net investment income	$2,316,476	$7,349,944
Net realized loss	(18,924)	(2,168,395)
Net change in unrealized appreciation/depreciation	(5,432,857)	1,935,560
Net increase (decrease) in net assets resulting from operations	(3,135,305)	7,117,109

Dividends and Distributions to Shareholders From
Net investment income	(3,217,395)	(5,916,283)[1]
Tax return of capital	—	(3,070,424)[1]
Decrease in net assets resulting from dividends and distributions to shareholders	(3,217,395)	(8,986,707)

Capital Share Transactions
Redemption of shares resulting from a repurchase offer	—	(17,430,690)[2]
Decrease in net assets derived from capital share transactions	—	(17,430,690)

Net Assets
Total decrease in net assets	(6,352,700)	(19,300,288)
Beginning of period	159,464,841	178,765,129
End of period	$153,112,141	$159,464,841
Distributions in excess of net investment income	$(1,544,398)	$(643,479)
[1]	Dividends and distributions are determined in accordance with federal income tax regulations.
[2]	Net of repurchase fees of $355,728.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	15

Statement of Cash Flows
Six Months Ended June 30, 2013
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$(3,135,305)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	116,549
Decrease in swap receivable	502
Decrease in prepaid expenses	2,200
Increase in cash pledged as collateral for financial futures contracts	(14,000)
Decrease in cash pledged as collateral for swaps	3,500,000
Increase in cash pledged for centrally cleared swaps	(40,000)
Increase in cash pledged as collateral for reverse repurchase agreements	(2,497,000)
Decrease in investment advisory fees payable	(29,155)
Decrease in interest expense payable	(13,466)
Decrease in other affiliates payable	(1,848)
Decrease in other accrued expenses payable	(38,513)
Decrease in swaps payable	(7,910)
Increase in variation margin payable	831
Increase in variation margin receivable – centrally cleared swaps	(433)
Decrease in Officer’s and Directors’ fees payable	(594)
Net periodic and termination payments of swaps	(670,287)
Net realized and unrealized loss on investments	5,423,313
Amortization of premium and accretion of discount on investments	922,346
Premiums received from options written	3,689,000
Proceeds from sales and paydowns of long-term investments	168,330,134
Purchases of long-term investments	(160,602,810)
Net proceeds from sales of short-term securities	4,857,399
Premiums paid on closing options written	(2,365,850)
Cash provided by operating activities	17,425,103

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(3,831,719)
Net borrowing of reverse repurchase agreements	(13,385,000)
Cash used for financing activities	(17,216,719)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(53)

Cash and Foreign Currency
Net increase in cash	208,331
Cash and foreign currency at beginning of period	15,804
Cash and foreign currency at end of period	$224,135

Cash Flow Information
Cash paid during the year for interest	$58,603

See Notes to Financial Statements.

16	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Financial Highlights
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$16.11	$16.25	$16.40	$16.59	$16.03	$17.42
Net investment income[1]	0.23	0.67	0.70	0.64	0.67	0.97
Net realized and unrealized gain (loss)	(0.54)	0.02 [2]	0.07 [2]	0.16 [2]	1.32 [2]	(1.10)[2]
Net increase (decrease) from investment operations	(0.31)	0.69	0.77	0.80	1.99	(0.13)
Dividends and distributions from:
Net investment income	(0.33)[3]	(0.55)[4]	(0.39)[4]	(0.80)[4]	(0.26)[4]	(0.46)[4]
Net realized gain	—	—	—	—	(1.01)[4]	(0.80)[4]
Tax return of capital	—	(0.28)[4]	(0.53)[4]	(0.19)[4]	(0.16)[4]	—
Total dividends and distributions	(0.33)	(0.83)	(0.92)	(0.99)	(1.43)	(1.26)
Net asset value, end of period	$15.47	$16.11	$16.25	$16.40	$16.59	$16.03
Market price, end of period	$14.16	$15.63	$15.25	$15.51	$17.07	$16.57

Total Investment Return[5]
Based on net asset value	(1.87)%[6]	4.59%	5.15%	4.95%	12.68%	(0.73)%
Based on market price	(7.42)%[6]	8.13%	4.34%	(3.54)%	12.17%	12.85%

Ratios to Average Net Assets
Total expenses	1.34%[7]	1.43%	1.39%	1.22%	1.00%	1.07%
Total expenses after fees waived and paid indirectly	1.32%[7]	1.42%	1.39%	1.22%	0.99%	1.07%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.26%[7]	1.35%	1.35%	1.18%	0.99%	0.97%
Net investment income	2.97%[7]	4.15%	4.32%	3.87%	3.96%	5.40%

Supplemental Data
Net assets, end of period (000)	$153,112	$159,465	$178,765	$189,918	$194,472	$186,803
Borrowings outstanding, end of period (000)	$53,037	$66,410	$90,460	$75,230	$10,934	—
Average borrowings outstanding, during the period (000)	$50,523	$68,515	$71,183	$40,046	$3,415	—
Portfolio turnover	73% [8]	142% [9]	115% [10]	163% [11]	483% [12]	367% [13]
Asset coverage, end of period $1,000	$3,888	$3,401	$2,976	$3,525	$18,786	—
[1]	Based on average shares outstanding.
[2]	Net realized and unrealized gain (loss) per share amounts include repurchase fees of $0.03, $0.02, $0.00, $0.00 and $0.02 for the years ended December 31, 2012 through December 31, 2008, respectively.
[3]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 42%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 83%.
[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 98%.
[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 137%.
[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 174%.
[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 212%.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	17

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines, and makes available for publication its NAV on a daily basis.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of

18	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	19

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the

20	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	21

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open reverse repurchase agreements by counterparty, which are subject to offset under a MRA on a net basis as of June 30, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount[2]
Deutsche Bank Securities, Inc.	$4,032,116	$(3,950,000)	—	$82,116
Credit Suisse Securities (USA) LLC	35,453,825	(33,507,168)	$(1,946,657)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	13,551,029	(12,645,312)	(518,000)	387,717
Total	$53,036,970	$(50,102,480)	$(2,464,657)	$469,833
[1]	Collateral with a value of $52,599,498 has been pledged in connection with open reverse repurchase agreements. Collateral pledged in excess of the individual open reverse repurchase agreements is not shown for financial reporting purposes.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the

22	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]: Unrealized depreciation on swaps[1];	$31,353
	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]: Unrealized depreciation on swaps[1]; Options written at value[2]	$11,553,842
[1]	Includes cumulative appreciation/depreciation on financial futures contracts and/or centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Schedule of Investments.
BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	23

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
	Net Realized Gain (Loss) from
	Financial Futures Contracts	Swaps	Options[1]
Interest rate contracts	$(784)	$(670,272)	$(69,850)

Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[1]
Interest rate contracts	$(27,959)	$4,080,479	$(384,967)
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	5
Average notional value of contracts purchased	$632,813
Options:
Average number of swaptions contracts written	6
Average notional value of swaptions contracts written	$231,375,000
Interest rate swaps:
Average number of contracts — pays fixed rate	2
Average notional value — pays fixed rate	$24,339,800

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not, the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigates its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the

24	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$831
Swaps	$433	10,491,666
Options written at value		1,034,217
Total of derivative assets and liabilities in the Statement of Assets and Liabilities	433	11,526,714
Derivatives not subject to a master netting agreement of similar agreement (“MNA”)	(433)	(831)
Total of assets and liabilities subject to MNA	—	$11,525,883

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Deutsche Bank AG	$10,491,666	—	$(673,757)	$(9,817,909)	—
Credit Suisse International	1,034,217	—	—	—	$1,034,217
Total	$11,525,883	—	$(673,757)	$(9,817,909)	$1,034,217
[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Effective June 6, 2013, the Manager voluntarily agreed to waive a portion of the investment advisory fee equal to the annual rate of 0.10% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2013, were $143,491,466 and $117,801,234, respectively.

For the six months ended June 30, 2013, purchases and sales of US government securities were $3,001,182 and $43,787,834, respectively.

For the six months ended June 30, 2013, purchases and sales of mortgage dollar rolls were $62,513,711 and $62,579,926, respectively.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	25

Notes to Financial Statements (continued)

Transactions in options written for the six months ended June 30, 2013, were as follows:

	Calls
	Notional Amount (000)	Premiums Received
Outstanding options, beginning of period	$145,000	$362,000
Options written	870,000	3,327,000
Options closed	(290,000)	(1,080,000)
Options expired	(580,000)	(1,904,000)
Outstanding options, end of period	$145,000	$705,000

7. Income Tax Information:

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$2,037,204
No expiration date[1]	5,738,924
Total	$7,776,128
[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$200,664,071
Gross unrealized appreciation	$6,093,907
Gross unrealized depreciation	(3,043,585)
Net unrealized appreciation	$3,050,322

8. Borrowings:

For the six months ended June 30, 2013, the daily weighted average interest rates from reverse repurchase agreements was 0.18%

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

The Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value of the Fund’s Common Shares is $0.10. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

The Fund will make offers to repurchase between 5% and 25% of its outstanding shares at approximate 12 month intervals. The amount of the repurchase offer is shown as redemptions of shares resulting from a repurchase offer in the Statement of Changes in Net Assets. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased to compensate the Fund for expenses directly related to the repurchase offer, which is included in the capital share transactions in the Statement of Changes in Net Assets. Costs directly related to the repurchase offer, primarily mailing and printing costs, are shown as repurchase offer in the Statement of Operations. There were no repurchase offers during the six months ended June 30, 2013.

Changes in Common Shares issued and outstanding, for the six months ended June 30, 2013 and the year ended December 31, 2012 were as follows:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Dividend reinvestment	—	—
Repurchase offer	—	(1,099,964)
Net decrease	—	(1,099,964)
26	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the amount of $0.065 per share on July 31, 2013 to shareholders of record on July 15, 2013.

Additionally, the Fund paid a net investment income dividend in the amount of $0.065 per share on August 30, 2013 to shareholders of record on August 15, 2013.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Enhanced Government Fund, Inc. (the “Fund”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considered at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper,1 as well as the

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
28	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

investment performance of the Fund as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel,

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Lipper category and the investment performance of the Fund as compared with its custom benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund’s performance exceeded its customized benchmark during the one-year period reported, but underperformed its customized benchmark during the three- and five-year periods. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for the Fund. The Board noted the Fund’s improved performance, relative to its customized benchmark, during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared to its customized benchmark. The Board was informed that, among other things, as part of its principal investment strategy, the Fund writes covered calls on interest rates to generate income. As interest rates generally declined during the three-year period, the Fund underperformed the customized benchmark. Covered calls can be a detractor from performance, especially during times of heightened risk aversion when investors seek safety, causing prices of US Treasuries to move higher and yields lower. Options trading activity is, however, a significant source of income. Therefore, the Fund’s focus on maintaining a high level of distributable income was supportive of the share price in the secondary market. The internal benchmark of the Fund was updated to include an option overlay component in 2011 to better reflect the Fund’s investment strategy moving forward.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boardconsidered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

30	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted, however, that the Fund is compared to Expense Peers that do not employ a similar option writing strategy. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee reduction, which will result in savings to shareholders, became effective June 6, 2013.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	31

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chairperson of the Board,
   Chairperson of the Audit Committee and Director
Paul L. Audet, Director
Michael J. Castellano, Director and Member of the Audit
   Committee
Frank J. Fabozzi, Director and Member of the Audit
   Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Robert W. Crothers, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money
   Laundering Officer
Janey Ahn, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

32	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subjects registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to the Fund.

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013	33

Additional Information (concluded)

General Information (concluded)

Availability of Fund Updates

BlackRock will update performance data and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make annual repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.
(b)	The periodic interval between repurchase request deadlines will be approximately 12 months.
(c)	The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2013

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

EGF-6/13-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)    Not Applicable to this semi-annual report

(b)   As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Enhanced Government Fund, Inc.

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Enhanced Government Fund, Inc.

Date: August 29, 2013

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Enhanced Government Fund, Inc.

Date: August 29, 2013

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